Exhibit 10.15

MARRONE BIO INNOVATIONS, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made this 15th day of March, 2012, by and among Marrone Bio Innovations, Inc., a Delaware corporation (the “Company”), and the Investors listed on the Schedule of Investors attached hereto as Exhibit A (the “Investors”).

1. Purchase of Notes; Convertibility of Notes; Closing.

(a) Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Investor, and each Investor agrees, severally and not jointly, to purchase from the Company, a Convertible Promissory Note in substantially the form attached hereto as Exhibit B (a “Note”) in the respective principal amounts set forth opposite each Investor’s name on Exhibit A hereto. The Company has agreed to sell in the aggregate up to $10,000,000 in principal amount of Notes. The Company may not sell Notes in excess of such amount without the written consent of holders in interest of at least a majority of the aggregate principal amount of the Notes then outstanding. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Investors are separate agreements, and the sales of the Notes to each of the Investors are separate sales.

(b) Convertibility of Notes. The Notes will be convertible into equity or debt securities of the Company upon the terms and conditions contained in the form of Note attached hereto as Exhibit B. The Notes, any Warrants (as defined below) and the equity or debt securities issuable upon conversion or exercise of the Notes and any Warrants (and the securities issuable upon conversion of such equity or debt securities) are collectively referred to herein as the “Securities.”

(c) Closing. The initial closing of the sale and issuance of the Notes shall be held at the offices of GCA Law Partners LLP, 1891 Landings Drive, Mountain View, California at 10:00 a.m. on March 15, 2012 or at such other time and place upon which the Company and the Investors who have agreed to purchase a majority of the aggregate principal amount of the Notes shall agree, provided that at such time indications of interest for a minimum of $7,000,000 in principal amount of Notes, in the aggregate, will have been received (hereinafter referred to as the “Initial Closing”). In the event there is a closing or subsequent sale following the Initial Closing, the term “Closing” shall apply to the Initial Closing and such subsequent sale. The date of any Closing is referred to herein as the respective “Closing Date.” At each Closing, the Company shall deliver to each Investor the Note to be purchased by such Investor against payment of the purchase price therefor by check or by wire transfer of immediately available funds made payable to the order of the Company. The Company may sell up to the balance of the Notes not sold at the Initial Closing at one or more additional closings on a date or dates not later than June 15, 2012 to (i) existing equity holders of the Company and to (ii) one or more other additional purchasers mutually acceptable to the Company and holders in interest of a majority of the aggregate principal amount of the Notes sold at the Initial Closing at the price and on the terms set forth herein, provided that any such additional purchaser shall become a party to this Agreement and have the rights and obligations hereunder by executing and delivering to the Company an additional counterpart signature page to this Agreement. The representations and warranties of such additional purchasers shall speak as of the date of such additional Closing. Any additional purchaser so acquiring Notes at any subsequent Closing shall be considered an “Investor” for purposes of this Agreement, and any Notes so acquired by such additional purchaser at any subsequent Closing shall be considered “Notes” for purposes of this Agreement and all other agreements contemplated hereby. Following any subsequent Closing, Exhibit A to this Agreement automatically shall be amended to add all Investors in such subsequent Closing.

2. Representations of the Company.

The Company hereby represents and warrants to the Investors as follows:

(a) Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware, is in good standing under such laws and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company’s business. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as currently proposed to be conducted.

(b) Corporate Power. The Company will have at the Closing all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Notes and the Warrant and to carry out and perform its obligations under the terms of this Agreement and thereunder.

(c) Authorization. All corporate action on the part of the Company and its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Notes and Warrants and the performance of all of the Company’s obligations hereunder and thereunder (except for the authorization and issuance of the shares issuable upon exercise of the Warrants and the securities issuable upon conversion of the Notes) has been taken or will be taken prior to the Closing. This Agreement, and the Notes and Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Securities, when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances, other than any liens or encumbrances created by the Investors; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws.

(d) Governmental Filing, Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Notes, Warrants or other Securities except for (i) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under the California Corporate Securities Law of 1968, as amended, and other applicable blue sky laws, which filings and qualifications, if required, will be accomplished in a timely manner, and (ii) an amendment to the Company’s Certificate of Incorporation authorizing the securities issuable upon conversion of or exercise of the Notes or any Warrants, and other securities underlying such Securities, which amendment will be accomplished in a timely manner in order to permit the due issuance of such Securities as contemplated hereunder and under the Notes and the Warrants.

(e) No Conflicts. Neither the execution and delivery of this Agreement or the Notes nor the consummation or performance of any transaction contemplated hereunder or thereunder, except for the authorization and issuance of the securities issuable upon exercise of the Warrants and upon conversion of the Notes, (a “Contemplated Transaction”) will, directly or indirectly (with or without notice or lapse of time): (i) contravene, conflict with or violate (A) the Company’s Certificate of Incorporation or Bylaws or (B) any resolution adopted by the board of directors or the shareholders of the Company; (ii) contravene, conflict with or violate, or give any governmental authority or other individual or entity the right to challenge any Contemplated Transaction or to exercise any remedy or obtain any relief under, any law or regulation to which the Company, or any assets owned or used by the Company, is subject; (iii) contravene, conflict with, breach, violate, result in the loss of any benefit to which the Company is entitled under, or give any individual or entity the right to declare a default or exercise any remedy or to obtain any additional rights under, or to accelerate the maturity or performance of, or payment under, or cancel, terminate or modify, any contract to which the Company is a party; or (iv) result in the imposition or creation of any lien or encumbrance upon, or with respect to, any assets owned or used by the Company. Except with respect to consents and waivers that have been obtained, or will be obtained by the Closing, the Company is not and shall not be required to give notice to, or obtain consent or waiver from, any individual or entity in connection with the execution and delivery of this Agreement or the consummation or performance of any Contemplated Transaction.

3. Representations of Investors. Each Investor hereby represents and warrants, severally and not jointly, and only with respect to itself, to the Company with respect to the purchase and issuance of the Notes and any Warrants as follows:

(a) Investment. Investor understands that the investment in the Securities is a speculative investment, and represents that it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities, and that it is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws. Investor further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Investor acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available, and that the Company is under no obligation to register or qualify the Securities.

(b) Access to Data. Investor acknowledges that it has received and reviewed this Agreement and exhibits hereto. Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s officers and directors.

(c) Accredited Investor. Investor is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor’s prospective investment in the Securities. Investor has the ability to bear the economic risks of Investor’s prospective investment, including a complete loss of Investor’s investment in the Securities.

(d) Authorization. Investor has the full right, power and authority to enter into and perform the Investor’s obligations under this Agreement, the Notes and any Warrants, and this Agreement, when executed and delivered by the Investor, shall constitute valid and binding obligations of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4. Registration. The Company shall treat the person or entity in whose name each Note shall be registered as the absolute owner of the Note for the purpose of receiving payment of principal and interest and for all other purposes. Each Note may be exchanged only upon the surrender thereof by the registered holder at the office or agent of the Company, for a new Note of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of each Note. The Notes may be surrendered for exchange or transfer at such office or agent.

5. Usury. This Agreement, the Notes and any other agreements which may subsequently be entered into between the Company and the Investors, are hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or thereby, or otherwise, shall the amount paid or agreed to be paid to the Investors hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision hereof or of the Notes or any other such agreement involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and Investors that all payments under this Agreement or the Notes are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.

6. Conditions to Investor’s Obligations at Closing. Each Investor’s obligation to purchase the Notes at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b) Covenants. All agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

(c) Blue Sky. The Company shall have obtained all necessary federal and blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any governmental authority for the offer and sale of the Notes and any Warrants.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor.

7. Conditions to the Company’s Obligations at Closing. The Company’s obligation to sell and issue the Notes and Warrants at the Closing is subject to the fulfillment of the following conditions:

(a) Representations. The representations made by each of the Investors in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b) Covenants. All agreements and conditions contained in this Agreement to be performed by the Investors on or prior to the Closing Date shall have been performed or complied with in all respects.

(c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes and any Warrants.

8. Restrictive Legend. Each certificate or note representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY STATE

SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE ACT OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH SATE SECURITIES LAWS.

COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

9. “Market Stand-Off” Agreement. Each Investor hereby agrees that, during the period of duration specified by the Company, not to exceed one hundred eighty (180) days following the effective date of the registration statement for the Company’s initial public offering, it shall not, to the extent requested by the Company, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors (and related funds) of the Company and all other holders of at least 1% of the Company’s outstanding equity securities enter into similar agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Investor (and the shares or other securities of every other person subject to the foregoing restriction) until the end of such period.

10. Waiver of Right of First Refusal by holders of Registrable Securities. Pursuant to Section 5.5 of the Second Amended and Restated Investor Rights Agreement by and among the Company and holders of the Company’s Preferred Stock dated as of March 5, 2010, as amended (the “Rights Agreement”), the undersigned Investors, in their capacity as holders of Registrable Securities (as defined in the Rights Agreement), who are the holders of at least a majority of the Registrable Securities not including the Founders Stock (as defined in the Rights Agreement), on behalf of themselves and all other holders of Registrable Securities granted the right of first refusal pursuant to Section 4 of the Rights Agreement, and the Company, hereby agree to waive such right of first refusal and any notice requirement contained therein with respect to the Company’s sale and issuance of the Notes and any Warrants pursuant to this Agreement.

11. Warrants.

(a) Issuance of Warrants. In the event the Company has not closed a Qualified Financing (as defined in the Notes) on or before June 15, 2012, then, upon the occurrence of a Debt Financing (as defined in the Notes) thereafter, the Company shall promptly issue to each Investor a Warrant with substantially the terms described herein and in substantially the form attached hereto as Exhibit C (a “Warrant”). Each Warrant shall be exercisable for the purchase of that number of shares of Preferred Stock of the Company (the “Preferred Stock”) as is equal to the quotient (rounded to the nearest whole number) obtained (i) by dividing (x) the product obtained by multiplying the original principal amount of such Investor’s Note plus all accrued but unpaid interest as of the date of exercise by 0.20, by (y) the per share price paid for each share of the Company’s Preferred Stock in the Company’s Equity Financing (as defined in the Notes) (the “QF Price Per Share”); provided, however, that if no Equity Financing occurs on or before the Maturity Date (as defined in the Notes), then such Warrant shall be exercisable for the purchase of that number of shares of Series C Preferred Stock of the Company as is equal to the quotient (rounded to the nearest whole number) obtained (ii) by dividing (x) the product obtained by multiplying the original principal amount of such Investor’s Note plus all accrued but unpaid interest as of the date of exercise by 0.20, by (y) $1.6940152 (as the same may be adjusted for splits, combinations and the like, the “Series C Price Per Share”). The Warrants (when issued upon the the occurrence of a Debt Financing, if any) shall state an exercise price in the alternative, as follows: In the event of an Equity Financing, the per share exercise price of the Warrant shall be the QF Price Per Share, and in the event no Equity Financing occurs on or before the Maturity Date, the per share exercise price of the Warrant shall be the Series C Price Per Share. Each Warrant shall expire upon the date that is five years from the date of issuance of the Warrant or upon a Qualified IPO or Acquisition of the Company (as such terms are defined in the Note) if earlier and shall provide for the option of net issue exercise.

(b) Authorization and Reservation of Shares. The Company agrees that, no later than such time as the Warrants may be exercised, the Company will authorize and at all times thereafter have authorized and in reserve, and will keep available solely for delivery upon the exercise of the Warrants, (i) Preferred Stock as from time to time shall be receivable upon the exercise of the Warrants and (ii) common stock of the Company issuable upon the conversion of such Preferred Stock, free and clear of all restrictions on issuance, sale or transfer other than those imposed by law and free and clear of all pre-emptive rights. The Company agrees that the shares for which the Warrants may be exercised shall, at the time of such delivery upon due exercise, be validly issued and outstanding, fully paid and non-assessable.

12. Miscellaneous.

(a) Governing Law. This Agreement and the Notes and any Warrants shall in all respects be governed by and construed and enforced in accordance with the laws of the State of California, as such laws apply to contracts entered into and wholly to be performed within such state.

(b) Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby.

(c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Investors to purchase the Notes and any Warrants shall not be assignable without the consent of the Company (not to be unreasonably withheld) and provided further that the Company may not assign its rights hereunder.

(d) Entire Agreement; Amendment. This Agreement, the Notes, any Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of at least seventy percent (70%) of the aggregate principal amount of the Notes then outstanding may, with the Company’s prior written consent, waive, modify or amend any provisions hereof and thereof.

(e) Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be sent to the party to be notified (and, (i) if to the Company, with a copy to Clifford S. Robbins, Esq., GCA Law Partners LLP, 1891 Landings Drive, Mountain View, California 94043, facsimile: (650) 428-3901; and (ii) if to be sent to an Investor, with a copy to Michael J. Goldberg., Casner & Edwards, LLP, 303 Congress Street, Boston, MA 02210, facsimile: (617) 426-8810) at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by two days advance written notice to the other parties hereto.

(f) Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of the Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Investor of any breach or default under this Agreement, or any waiver on the part of any Investor of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(g) Expenses. The Company shall pay one counsel to the Investors its reasonable legal fees and its related expenses incurred in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement up to a maximum of $10,000. Except as set forth in the preceding sentence, each of the Company and each Investor shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

(i) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(j) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

(k) Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(l) Subsequent Debt. The Company shall not incur any debt senior in right of payment to the Notes without the written consent of holders in interest of at least seventy percent (70%) of the aggregate principal amount of the Notes then outstanding.

(m) Monthly Financials. The Company shall furnish to each Investor holding at least $500,000.00 in principal amount of Notes monthly unaudited financial statements of the Company so long as the Notes remain outstanding.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“COMPANY”

MARRONE BIO INNOVATIONS, INC.

By:	/s/ Pam Marrone
Pam Marrone
President

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Stuart Mill Venture Partners, L.P.

By:	Stuart Mill Partners, LLC
	Its:	General Partner

By:	/s/ Lawrence A. Hough

Name:	Lawrence A. Hough

Title:	Managing Director

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Saffron Hill Ventures 2 LP

By:		/s/ Ranjeet Bhatia
	Its:	General Partner

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

CPV Partners Pledge Fund, L.P. (A-21)

By:	Sean P. Schickedanz
	Its:	General Partner

By:	/s/ Sean P. Schickedanz

Name:	Sean P. Schickedanz

Title:	General Partner

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

One Earth Capital LLC

By:	/s/ David Henry Jacobs
	Its:	Managing Member

By:	/s/ David Henry Jacobs

Name:	David Henry Jacobs

Title:	Managing Member

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

MCVP Technology Fund I, LLC

By:	Mitsui & Co. Global Investment, Inc.
	Its:	Manager

By:	/s/ Kenichi Kimura

Name:	Kenichi Kimura

Title:	President & CEO

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Syngenta Ventures Pte Ltd.

By:
Its:

By:	/s/ Derek Norman

Name:	Derek Norman

Title:	Based on Power of Attorney for Stockholder

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

CALVERT SOCIAL INVESTMENT FUND EQUITY PORTFOLIO

By:	/s/ Susan Walker Bender
Susan Walker Bender Asst. Secretary and Authorized Signer

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTOR”

NEW ISLAND CAPITAL PRIVATE EQUITY II LP

By:	New Island Capital Private Equity II GP LLC,
Its: General Partner

By:	/s/ Lewis M. Linn

Lewis M. Linn
Manager

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Ranjeet Bhatia

Name:	Ranjeet Bhatia

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Thorner Ventures

By:	/s/ Tom Thorner
	Its:	Managing Partners

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Valley Oak Investments, LP

By:		/s/ Daniel B. Hrdy
	Its:	asst. secretary

By:	/s/ Daniel B. Hrdy

Name:	Daniel B. Hrdy

Title:	asst. secretary

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Tom & Barbara Spalding

Name:	Tom & Barbara Spalding

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

/s/ Lee Valkenaar

By:	Lee Valkenaar
Its:

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Norman L Rogers Living Trust dated 23 November 1998

By:	/s/ Norman L Rogers
	Its:	Trustee

By:	/s/ Norman L Rogers

Name:	Norman L Rogers

Title:	Trustee

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

/s/ Daniel S. Koellen

Name:	Daniel S. Koellen

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Julia H. Widdowson

Name:	Julia H. Widdowson

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

CVV Partners L.P.

By:	CVV Partners Management, LLC

Its:	General Partner

By:	/s/ Peter Bernardoni

Name:	Peter Bernardoni

Title:	Manager

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Pamela G. Marrone and Michael J. Rogers

By:	/s/ Pamela G. Marrone and Michael J. Rogers

Its:

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Charles R. Rawls

Name:	Charles R. Rawls

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Camille Chan Trust Ltd Mar 28, 2002

By:		/s/ Camille Chan
	Its:	Trustee

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Martin Panchaud

By:		/s/ Martin Panchaud
Its:

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Todd Thorner

Name:	Todd Thorner

Title:	–

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

John G. Valentine Revocable Family Trust UDT 8/8/95

By:	/s/ John G. Valentine

Its:	Trustee

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Ethan A. Lerner

Name:	Ethan A. Lerner

Title:	Individual Investor

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Farman Revocable Trust

By:
Its:

By:	/s/ Charles S. Farman

Name:	Charles S. Farman

Title:	Trustee

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

/s/ Ron D Randolph

By:	Ron D Randolph - WLT
Its:

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:	/s/ Joan Doyle

Its:

By:

Name:	Joan Doyle

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:	/s/ Joanne Yawitz Godino
Its:

By:	/s/ Joanne Yawitz Godino

Name:	Joanne Yawitz Godino

Title:	Trustee

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

/s/ Charles Vidano

By:		Charles Vidano
Its:

By:	Vidano 2005 Family Trust

Name:	Charles Vidano

Title:	Trustee

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

By:
Its:

By:	/s/ Mildred Hollis Lerner

Name:	Mildred Hollis Lerner

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Duane of Paulette Young

By:		/s/ Duane of Paulette Young
Its:

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Roger E. Merriam

By:		/s/ Roger E. Merriam
Its:

By:

Name:

Title:

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Landings Investment Partners LLC

By:	/s/ Cliff Robbins

Name:	Cliff Robbins

Title:	Managing Member

[Signature Page to Convertible Note Purchase Agreement]

The foregoing Agreement is hereby executed as of the date first above written.

“INVESTORS”

Polycomp Trust Company CDN FBO Evelyn Fallon IRA #042793

By:
Its:

By:	/s/ Edith Ervin

Name:	Edith Ervin

Title:	IRA Compliance Specialist

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address	Principal Amount
Stuart Mill Venture Partners, L.P. Attn: Lawrence A. Hough, Manager 252 North Washington Street Falls Church, Virginia 22046	$1,500,000

Saffron Hill Ventures 2 LP Attention: Yoma Fjoh 130 Wood Street London E12U 6DL England	$1,474,960

CGI Opportunity Fund II, LP Attn: Tim Fogarty 1071 Camelback Street, Suite 111 Newport Beach, California 92660-3228	$1,000,000

One Earth Capital LLC Attn: David Jacobs 201 Entrada Drive Santa Monica, CA 90402	$1,000,000

CPV Partners Pledge Fund, L.P. (A-21) Attn: Sean P. Schickendanz, General Partner Clean Pacific Ventures 505 Sansome, Ste. 1200 San Francisco, CA 94111	$790,000

MCVP Technology Fund I, LLC Attn: Stephen R. Gitto c/o Mitsui & Co. Global Investment, Inc. 200 Park Avenue, 36th Floor New York, NY 10166	$500,000

Syngenta Ventures Pte. LTD. 1, Harbourfront Avenue #03-03, Keppel Bay Tower 098632 Singapore	$500,000

Calvert Social Investment Fund Equity Portfolio Attn: Stephen Moody/Special Equities Calvert Asset Management Co. 4550 Montgomery Ave., Suite 1000N Bethesda, MD 20814	$200,000

New Island Capital Private Equity II LP c/o New Island Capital Attn: Chris Larson and Jordan Breslow 505 Sansome Street, Suite 1450 San Francisco, CA 94111	$165,030.06

Ranjeet Bhatia 705 Barclay St. Ann Arbor, MI 48105	$150,000

Thorner Ventures Attn: Tom Thorner P.O. Box 830 Larkspur, CA 94977	$120,000

Valley Oak Investments, LP Attn: Daniel B. Hrdy, Assistant Secretary 21440 County Road 87 Winters, CA 95674	$100,000

Thomas J. Spalding and Barbara J. Spalding 6580 Felter Road San Jose, CA 95132	$87,454.91

Lee Valkenaar 555 East 5[t] [h] Street #809 Austin, TX 78701-3899	$75,000

Norman L. Rogers Living Trust dated November 1998 Attn: Norman L. Rogers, Trustee 2627 Bayshore Dr. #1204 Miami, FL 33133	$50,000

Daniel S. Koellen 2682 Country Place Drive Roseville, CA 95747	$35,000

Julia N. Harte 339 N. Mabbettsville Road Millbrook, NY 12545 or 3 East 77th Street, Apt. 8c NY, NY 10075	$35,000

CVV Partners L.P. Attn: Pete Bernadoni, Manager 1107 Investment Blvd. Suite 180 El Dorado Hills, CA 95862	$25,000

Pamela G. Marrone and Michael J. Rogers 3333 Victoria Place Davis, CA 95616	$25,000

Charles R. Rawls 500 Summers Court Alexandria, VA 22301	$25,000

Camille Chan Trust Dated March 28, 2002 1310 Cassel Place Davis, CA 95616	$25,000

Martin Panchaud 32 Grand Rue, P.O. Box 68 1183 Bursins, Switzerland	$25,000

Todd Thorner 657 Mission St., Ste. 504 San Francisco, CA 94105	$20,000

John G. Valentine Revocable Family Trust UDT 8/8/95 Attn: John G. Valentine 15150 Ponderosa Way Mokelumne Hill, CA 95245	$20,000

Ethan A. Lerner 349 Commonwealth Ave. Chestnut Hill, MA 02467-1013	$20,000

The Farman Revocable Trust Attn: Charles S. Farman, Trustee 1541 Jasmine Ct. Davis, CA 95616	$15,242

Ronald D. Randolph-Wall Living Trust P.O. Box 4147 Incline Village, NV 89450	$11,787

Joan Doyle and Maria Fanelli 205 East Gravers Lane Philadelphia, PA 19118	$10,000

Joanne Yawitz Godino Trust 117 Highland Ave. San Rafael, CA 94901	$10,000

Vidano 2005 Family Trust Charles Vidano and Michelle Vidano 784 Cordilleras Avenue San Carlos, CA 94070	$10,000

Mildred Hollis Lerner 360 Fountain St. Apt. 3 New Haven, CT 06515-2610	$10,000

Duane and Paulette Young 41450 Yucca Lane Bermuda Dunes, CA 92203	$10,000

Roger E. Merriam 8600 Lakeside Dr. Reno, NV 89511	$10,000

Wells Fargo Bank C/F Mark Engstrom Defined Benefit Plan 625 Marquette Avenue, 13th Floor MAC N99311-13W Minneapolis, MN 55402	$5,925.62

Landings Investment Partners, LLC c/o GCA Law Partners LLP Attn: Cliff Robbins 1891 Landings Dr. Mountain View, CA 94043	$5,400

Florence H. Marrone TOD Pamela G. Marrone 275 Route 148 Killingworth, CT 06419	$5,048.91

Polycomp Trust Company CDN FBO Evelyn Fallon IRA #042793 Attn: IRA Department Polycomp Trust Company 3000 Lava Ridge Court, Suite 130 Roseville, CA 95661	$4,717.07

Exhibit B

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY AND ISSUABLE PURSUANT TO THE TERMS HEREOF HAVE BEEN AND WILL BE ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

MARRONE BIO INNOVATIONS, INC.

CONVERTIBLE PROMISSORY NOTE

Note No. [ ]	March [ ], 2012

[$         .00]

FOR VALUE RECEIVED, Marrone Bio Innovations, Inc., a Delaware corporation (“Company”) promises to pay to [                    ] (“Holder”), or its registered assigns, the principal sum of [$        .00], or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of this Note (the “Note”) on the unpaid principal balance at a rate equal to ten percent (10.00%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) September 30, 2013 (the “Maturity Date”, which term shall include a later Maturity Date, if the initial Maturity Date is extended as provided in the next paragraph) or (ii) the date when such amounts are made due and payable upon or after the occurrence of an Event of Default (as defined below). This Note is one of a series of promissory notes issued by the Company (the “Bridge Notes”) issued pursuant to the Convertible Note Purchase Agreement dated as of March [    ], 2012 (as amended, modified or supplemented, the “Note Purchase Agreement”) between Company and the Investors (as defined in the Note Purchase Agreement).

The Maturity Date of this Note and all Bridge Notes may be extended by six (6) months upon the consent of the Holders of Bridge Notes holding, at such time, at least eighty percent (80%) of the unpaid principal amount of all Bridge Notes. The Company shall have no right to prepay all or any part of the principal balance of this Note, any interest thereon and any other sums payable hereunder without the consent of the Holders, at such time, of at least a majority of the unpaid principal amount of all Bridge Notes (the “Requisite Holders”). Any payments made by the Company under this Note shall be made on a pro rata basis with payments made under the other Bridge Notes in the series in proportion to the principal amount each such Bridge Note represents in the aggregate principal amount of the Bridge Notes in the series.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company under this Note.

(b) “Holder” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(c) “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(d) “Transaction Documents” shall mean the Note and the Note Purchase Agreement.

2. Interest. Interest on this Note shall accrue daily and be capitalized quarterly and shall be payable at such time as the outstanding principal amount hereof shall be paid in full.

3. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:

(a) Failure to Pay. Company shall fail to pay (i) any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within one hundred twenty (120) days of commencement; or

(d) Breach of Agreements. The Company’s breach of any representation, warranty, covenant or agreement contained in this Note, the Note Purchase Agreement, any Bridge Note or any other agreement with the Holder, which such breach, in the case of a covenant or agreement that is susceptible to cure, is not cured by the Company within twenty (20) days after written notice thereof given to the Company by the Requisite Holders; or

(e) Acceleration of Other Indebtedness. The acceleration of the maturity of the indebtedness and demand for payment of money borrowed by the Company under any indenture, agreement, undertaking or otherwise, provided the same, if susceptible to cure, is not cured by the Company within twenty (20) days after written notice thereof given to the Company by the Requisite Holders.

4. Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default, and upon written notice given to the Company by the Requisite Holders, all outstanding obligations payable by Company hereunder shall become immediately due and payable, without presentment, demand, diligence in collection, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding, and, at the option of the Holder, the conversion provisions of Section 5(e) hereof shall not apply. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

5. Conversion.

(a) Qualified Financing.

(i) Upon the closing of an equity financing of the Company for an aggregate consideration of at least $5,000,000.00 (excluding conversion of the Bridge Notes and other than a Qualified IPO as defined below) (the “Equity Financing”) and in which the Company sells shares of its equity securities (the “Equity Securities”), the principal and interest due on this Note shall be convertible, automatically and without further action by the Holder hereof, into that number of fully paid and nonassessable shares of Equity Securities determined by dividing the unpaid principal amount of this Note and interest due as of the Financing Closing Date (as defined herein) by (A) if the Financing Closing Date of the Equity Financing occurs on or prior to December 31, 2012, eighty-five percent (85%) of the per share purchase price of the Equity Securities issued in the Equity Financing; or (B) if the Financing Closing Date of the Equity Financing occurs on or after January 1, 2013, eighty percent (80%) of the per share purchase price of the Equity Securities issued in the Equity Financing. The conversion shall be deemed to have occurred as of the date of such closing or the date of the first closing (after which aggregate consideration of at least $5,000,000 has been received) in a series of closings (the “Financing Closing Date”). The Company shall give the Holder at least ten (10) days prior written notice of the terms and conditions of the proposed Equity Financing and of the proposed

Financing Closing Date. As a condition precedent (which may be waived by the Company) to conversion of this Note as provided for in this Section 5(a)(i), the Holder of this Note will be required to execute the definitive stock purchase agreement and such other agreements prepared in connection with the Equity Financing as are usual, reasonable and customary. In any event, upon the conversion of this Note as set forth in this Section 5(a)(i), the Equity Securities, including any warrants or other property or rights associated therewith, received by the Holder shall have identical rights, preferences and privileges as received by investors in the Equity Financing, and shall benefit from identical representations, warranties, covenants and registration rights, if any, of and from the Company as those received by the investors in the Equity Financing.

(ii) Upon the closing of a debt financing of the Company for an aggregate consideration of at least $5,000,000.00 (excluding conversion of the Bridge Notes) (the “Debt Financing”) and in which the Company sells its notes or equivalent, including convertible debt, (the “Debt Securities”), the principal and interest due on this Note shall, subject to the last two sentences of this Section 5(a)(ii), be convertible, automatically and without further action by the Holder hereof into the equivalent dollar amount of Debt Securities issued in the Debt Financing as of the Debt Financing Closing Date (as defined herein). The conversion shall be deemed to have occurred as of the date of such closing or the date of the first closing (after which aggregate consideration of at least $5,000,000 has been received) in a series of closings (the “Debt Financing Closing Date”). The Company shall give the Holder at least ten (10) days prior written notice of the terms and conditions of the proposed Debt Financing and of the proposed Debt Financing Closing Date. As a condition precedent (which may be waived by the Company) to conversion of this Note as provided for in this Section 5(a)(ii), the Holder of this Note will be required to execute the definitive purchase agreement and such other agreements prepared in connection with the Debt Financing as are usual, reasonable and customary. In any event, upon the conversion of this Note as set forth in this Section 5(a)(ii), the Debt Securities received by the Holder shall have identical rights, preferences and privileges as those received by investors in the Debt Financing, and shall benefit from identical representations, warranties, covenants and rights, if any, of and from the Company as those received by the investors in the Debt Financing. Notwithstanding the foregoing, if any Debt Financing is with Point Financial, Inc. (or affiliates or nominees) or Clean Resources Asia Growth Fund, L.P. (or affiliates or nominees) on terms substantially similar to terms contemplated as of the date of the Note Purchase Agreement (either, a “Currently Contemplated Debt Financing”), then this Note will not convert into Debt Securities in such Debt Financing, and if either Currently Contemplated Debt Financing occurs on or prior to June 30, 2012, then this Section 5(a)(ii) will terminate and be of no further force or effect. In addition, and notwithstanding the foregoing, and without limitation on any other conversion provisions hereof, if this Note has a principal value of at least $500,000.00, the Holder shall have the right to decline, exercised by written notice to the Company, conversion into any Debt Financing under this Section 5(a)(ii).

(iii) A “Qualified Financing” as used in this Note and the Note Purchase Agreement shall mean an Equity Financing or a Debt Financing.

(b) Qualified IPO. Upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Company (“Common Stock”) for the account of the Company in which the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $30,000,000 (the “Qualified IPO”), the principal and interest due on this Note shall be convertible, automatically and without further action by the Holder hereof, into that number of fully paid and nonassessable shares of Common Stock determined by dividing the unpaid principal amount of this Note and interest due as of the closing of the Qualified IPO by seventy percent (70%) of the per share price of the Common Stock sold in the Qualified IPO. The conversion shall be deemed to have occurred as of the date of such closing. As a condition precedent (which may be waived by the Company) to conversion of this Note as provided for in this Section 5(b), the Holder of this Note will be required to execute such agreements and other documents prepared in connection with the Qualified IPO as are customary and executed by other purchasers of Common Stock in the Qualified IPO.

(c) Acquisition of the Company. In the event that, prior to the earlier of (i) the Maturity Date, (ii) the payment in full of all amounts due under this Note, or (iii) the conversion thereof pursuant to any other provisions of this Section 5, there occurs an Acquisition (as defined below) of the Company, the principal and interest due on this Note shall be convertible, at the option of the Holder, into that number of fully paid and nonassessable shares of Common Stock determined by dividing the unpaid principal amount of this Note and interest due as of the Conversion Closing Date (as defined herein) by seventy percent (70%) of the per share price of the Common Stock sold in or otherwise valued in such Acquisition. The conversion shall be deemed to have occurred as of the date immediately prior to the closing of any such Acquisition (the “Conversion Closing Date”) unless the Holder does not elect to convert the Note pursuant to this Section 5(c). The Company shall give the Holder at least ten (10) days prior written notice of the proposed Conversion Closing Date; and the Holder thereupon shall give written notice to the Company within five (5) days thereafter of its decision with respect to its election to convert the Note or to receive payment of the principal and interest thereon, as provided below. Upon the conversion of this Note as set forth in this Section 5(c), the Holder shall be entitled to all benefits obtained by other holders of Common Stock in such Acquisition. In the event the Holder does not elect to convert the Note pursuant to this Section 5(c), then all principal and interest due on this Note shall be paid in full contemporaneously with, or part of and immediately after, the closing of such Acquisition. For purposes of this Agreement, an “Acquisition” of the Company means (i) a sale or transfer of all or substantially all of the Company’s assets, or (ii) the acquisition of the Company by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of more that 50% of the outstanding voting power of the Company; provided that a transaction shall not constitute an Acquisition if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d) Optional Equity Conversion. Upon the closing of an equity financing of the Company (other than a Qualified IPO) in which the Company sells shares of its equity securities (the “Optional Equity Conversion Securities”), but which financing does not qualify as an Equity Financing pursuant to Section 5(a)(i) (the “Optional Equity Financing”), the principal and interest due on this Note shall be convertible, at the option of the Holder, into that number of fully paid and nonassessable shares of Optional Equity Conversion Securities determined by dividing the unpaid principal amount of this Note and interest due as of the Optional Equity

Financing Closing Date (as defined herein) by the per share purchase price of the Optional Equity Conversion Securities issued in the Optional Equity Financing. The conversion shall be deemed to have occurred as of the date of such closing or the date of the first closing in a series of closings (the “Optional Equity Financing Closing Date”). The Company shall give the Holder at least ten (10) days prior written notice of the terms and conditions of the proposed Optional Equity Financing and of the proposed Optional Equity Financing Closing Date. As a condition precedent (which may be waived by the Company) to conversion of this Note as provided for in this Section 5(d), the Holder of this Note will be required to execute the definitive stock purchase agreement and such other agreements prepared in connection with the Optional Equity Financing as are usual, reasonable and customary. In any event, upon the conversion of this Note as set forth in this Section 5(d), the Optional Equity Conversion Securities, including any warrants or other property or rights associated therewith, received by the Holder shall have identical rights, preferences and privileges as received by investors in the Optional Equity Financing, and shall benefit from identical representations, warranties, covenants and registration rights, if any, of and from the Company as those received by the investors in the Optional Equity Financing. Notwithstanding the foregoing, the option to convert contained in this Section 5(d) shall not apply to any issuance of securities listed in Section 4.6(a) of the Second Amended and Restated Investor Rights Agreement dated as of March 5, 2010 (as amended, the “IRA”) between Company and the Investors and Founders (as defined therein) to which the rights of first refusal set forth in Section 4 of the IRA do not apply.

(e) Maturity. Upon the Maturity Date (including any extension thereof as provide in this Note), the principal and interest due on this Note shall be convertible, automatically and without further action by the Holder hereof, into that number of fully paid and nonassessable shares of Preferred Securities (as defined herein) determined by dividing the unpaid principal amount of this Note and interest due as of the Maturity Date by (A) if the Company has raised gross proceeds, in one or more closings, of at least $10,000,000.00 via any financing instrument or facility (excluding conversion of the Bridge Notes) on or prior to June 30, 2012 (the “Triggering Financing”), $2.50 per share; or (B) if the Triggering Financing has not occurred, $1.6940152 per share. As a condition precedent (which may be waived by the Company) to conversion of this Note as provided for in this Section 5(e), the Holder of this Note will be required to execute a definitive stock purchase agreement and such other agreements as are usual, reasonable and customary. In any event, upon the conversion of this Note as set forth in this Section 5(e), the Preferred Securities received by the Holder shall have substantially similar rights, preferences and privileges, and shall benefit from substantially similar representations, warranties, covenants and registration rights, if any, of and from the Company as those received by holders of the Company’s Series C Preferred Stock. The term “Preferred Securities” as used herein shall mean a new series of Preferred Stock of the Company to be authorized and issued immediately prior to the Maturity Date in the event the Triggering Financing occurs on or prior to June 30, 2012 and shall mean the Company’s Series C Preferred Stock if the Triggering Financing has not occurred.

(f) Issuance of Securities on Conversion. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Note, a certificate or certificates representing the number of fully paid and nonassessable shares of the Company’s capital stock or debt instruments to which Holder shall be entitled on such conversion. No fractional shares will be issued upon conversion of this Note.

If Holder would otherwise be entitled to a fractional share, Holder shall receive a cash payment equal to the appropriate conversion price multiplied by the fractional share Holder would otherwise be entitled to receive. The Holder agrees to surrender this Note to the Company for cancellation as soon as is practicable following conversion of this Note.

(g) Authorization and Reservation of Shares. The Company agrees that, no later than such time as the Note is convertible into equity securities of the Company under the terms of this Agreement, the Company will authorize and at all times thereafter have authorized and in reserve, and will keep available solely for delivery upon the conversion of the Note, (i) Preferred Stock as from time to time shall be receivable upon the conversion of the Note and (ii) common stock of the Company issuable upon the conversion of such Preferred Stock, free and clear of all restrictions on issuance, sale or transfer other than those imposed by law and free and clear of all pre-emptive rights. The Company agrees that the shares for which the Note may be exercised shall, at the time of such delivery upon due exercise, be validly issued and outstanding, fully paid and non-assessable.

6. Successors and Assigns. Subject to the restrictions on transfer described in Section 8 below, the rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Company and the holders of at least seventy percent (70%) of the aggregate principal amount of the Bridge Notes then outstanding. The Company as maker of this Note waives presentment, demand, diligence in collection, protest and notice of dishonor and protest.

8. Assignment by Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company, provided that such successor corporation acquires all or substantially all of Company’s property and assets and Holder’s rights hereunder are not impaired.

9. Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be sent to the party to be notified (and, if to the Company, with a copy to Clifford S. Robbins, Esq., GCA Law Partners LLP, 1891 Landings Drive, Mountain View, California 94043, facsimile: (650) 428-3901; and (ii) if to be sent to an Investor, with a copy to

Michael J. Goldberg., Casner & Edwards, LLP, 303 Congress Street, Boston, MA 02210, facsimile: (617) 426-8810) at the address as set forth, if to the Holder, in the Note Purchase Agreement or on the register maintained by the Company, and if to the Company, at the address of its principal corporate offices (Attn: President), or at such other address as a party may designate by notice to the other party in accordance with this Section 10.

11. Payment and Enforcement. Payment shall be made in lawful tender of the United States. In the event Holder is required to take legal action for the purpose of enforcing its rights under this Note, the Holder shall be entitled to recover its reasonable costs and expenses relating thereto, including reasonable attorneys fees.

12. Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

13. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

MARRONE BIO INNOVATIONS, INC.
a Delaware corporation

By:
Pam Marrone
President